November 4, 2008
Supplement

SUPPLEMENT DATED NOVEMBER 4, 2008 TO THE PROSPECTUS OF
MORGAN STANLEY VARIABLE INVESTMENT SERIES
THE HIGH YIELD PORTFOLIO
CLASS X and CLASS Y
Dated May 1, 2008

The second, third and fourth paragraphs of the section of the Prospectus entitled “The Portfolio — Portfolio Management” are hereby deleted and replaced with the following:

The Portfolio is managed within the Taxable High Yield team. The team consists of portfolio managers and analysts. Current members of the team jointly and primarily responsible for the day-to-day management of the Portfolio are Dennis M. Schaney, a Managing Director of the Investment Adviser, and Andrew Findling, an Executive Director of the Investment Adviser.

Mr. Schaney has been associated with the Investment Adviser in an investment management capacity since September 2008 and began managing the Portfolio in October 2008. Prior to September 2008, Mr. Schaney served as Global Head of Fixed Income at Credit Suisse Asset Management (October, 2003 to April, 2007) and, prior to that, as Head of Leveraged Finance at BlackRock, Inc. (January, 1998 to October, 2003). Mr. Findling has been associated with the Investment Adviser in an investment management capacity since October 2008 and began managing the Portfolio in October 2008. Prior to October 2008, Mr. Findling was associated with Raven Asset Management as Head Trader (July, 2005 to September, 2008) and prior to that, was associated with the High Yield team at BlackRock, Inc. in various capacities including portfolio manager and trader (2003-2004), assistant portfolio manager and trader (2002-2003), and assistant trader (2000-2002).

Mr. Schaney is the lead portfolio manager of the Portfolio. All team members are responsible for the execution of the overall strategy of the Portfolio.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

LIT SPT VAR HY 11/08

November 4, 2008
Supplement

SUPPLEMENT DATED NOVEMBER 4, 2008 TO THE STATEMENT OF ADDITIONAL INFORMATION OF
MORGAN STANLEY VARIABLE INVESTMENT SERIES
Dated May 1, 2008

The section of the Statement of Additional Information entitled “V. Investment Advisory and Other Services — G. Fund Management — Other Accounts Managed by the Portfolio Managers — With respect to the High Yield Portfolio” is hereby deleted and replaced with the following:

As of October 27, 2008:

Dennis M. Schaney managed seven registered investment companies with a total of approximately $826.9 million in assets; no pooled investment vehicles other than registered investment companies; and no other accounts.

Andrew Findling managed six registered investment companies with a total of approximately $658.1 million in assets; no pooled investment vehicles other than registered investment companies; and no other accounts.

***

The section of the Statement of Additional Information entitled “V. Investment Advisory and Other Services — G. Fund Management — Securities Ownership of Portfolio Managers — With respect to the High Yield Portfolio” is hereby deleted and replaced with the following:

As of October 27, 2008, the dollar range of securities beneficially owned by each portfolio manager in the Portfolio is shown below:

Dennis M. Schaney:	None

Andrew Findling:	None

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.